EXHIBIT 32

CERTIFICATION OF THE

PRINCIPAL EXECUTIVE AND

FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Enterprise 4.0 Technology Acquisition Corp. (the “Company”) for the quarterly period ended March 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ross Haghighat, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by this Report.

Dated: May 12, 2023

/s/ Ross Haghighat
Ross Haghighat
Chief Executive Officer and Chief Financial Officer
(Principal Executive and Financial Officer)